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                                                                 Exhibit 10.3(b)

                      FIRST AMENDMENT TO CREDIT AGREEMENT

First Amendment (the "First Amendment"), dated this June 12, 1997, to Credit Agreement dated as of April 15, 1997 among The Bon-Ton Department Stores, Inc., Adam Meldrum & Anderson Co., Inc., and The Bon-Ton Stores of Lancaster, Inc. as Borrowers, the other Persons named therein as Credit Parties, the other Persons named therein as Lenders, BankBoston N.A. for itself as Collateral Agent and Lender, and General Electric Capital Corporation for itself, as Administrative Agent and Lender (the "Credit Agreement").

WHEREAS:

A. The Borrowers, Credit Parties, Lenders, Administrative Agent, and the Collateral Agent are parties to the Credit Agreement.

B. The Borrowers have requested that the Agents and the Lenders amend the definition of Fixed Asset Availability as hereinafter provided.

C. The Agents and the Lenders agree to amend such definition as set forth below and to amend the Credit Agreement in respect thereof.

Now, therefore, in consideration of the premises and the mutual agreements hereinafter contained, the parties hereto agree as follows:

"Fixed Asset Availability" shall mean, on any date of determination, an amount
 ------------------------
equal to (i) from the Closing Date through and including February 28, 1998, Maximum Fixed Asset Availability, (ii) from March 1, 1998 through and including February 28, 1999, up to 66 2/3% of Maximum Fixed Asset Availability, (iii) from March 1, 1999 through and including February 29, 2000 up to 33 1/3% of Maximum fixed Asset Availability and (iv) thereafter, $0. Upon a sale or other disposition of a Designated Property or Eligible Fixed Asset, Fixed Asset Availability shall be reduced (but not below zero) by and amount equal to (i) with respect to a Designated Property sold or otherwise disposed of for an amount equal to or greater than its Appraised Value, the Appraised Value of such Designated Property, (ii) with respect to a Designated Property sold or otherwise disposed of for an amount equal to or less than its Attributed Value, the Attributed Value of such Designated Property and (iii) with respect to either (A) any Eligible Fixed Asset or (B) any Designated Property Sold or otherwise disposed of for an amount greater than its Attributed Value but less than its Appraised Value, then in each case the amount received upon the disposition of such Eligible Fixed Asset or Designated Property.

All of the Capitalized terms used herein without definition are so used to defined in the Credit Agreement or in Annex A thereto.
                                      -------

This First Amendment shall become effective when the Administrative Agent has received counterparts hereof from each Borrower, each Credit Party, and the Requisite Lenders.
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In Witness Whereof, this First Amendment has been duly executed as of the date first written above.

THE BON-TON DEPARTMENT STORES INC.

By:  /s/ J H Baireuther
   -------------------------------
Name:  James H. Baireuther
Title: Senior Vice President

ADAM, MELDRUM & ANDERSON CO., INC.

By:  /s/ Robert E. Stern
   -------------------------------
Name:  Robert E. Stern
Title: Secretary

THE BON-TON STORES OF LANCASTER INC.

By:  /s/ J H Baireuther
   -------------------------------
Name:  James H. Baireuther
Title: Senior Vice President

THE BON-TON STORES, INC.

By:  /s/ J H Baireuther
   -------------------------------
Name:  James H. Baireuther
Title: Senior Vice President

THE BON-TON CORP.

By:  /s/ J H Baireuther
   -------------------------------
Name:  James H. Baireuther
Title: Senior Vice President

THE BON-TON NATIONAL CORP.

By:  /s/ J H Baireuther
   -------------------------------
Name:  James H. Baireuther
Title: Senior Vice President

THE BON-TON TRADE CORP.

By:  /s/ J H Baireuther
   -------------------------------
Name:  James H. Baireuther
Title: Senior Vice President

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GENERAL ELECTRIC CAPITAL CORPORATION

By:  /s/ Charles D. Chiodo
   -------------------------------
Name:  Charles D. Chiodo
Title: Duly Authorized Signatory

BANKBOSTON, N.A.

By:  /s/ Brent E. Shay
   -------------------------------
Name:  Brent E. Shay
Title: Director

THE CIT GROUP/BUSINESS CREDIT INC.

By:  /s/ James Conheeney
   -------------------------------
Name:  James Conheeney
Title: Vice President

HELLER FINANCIAL, INC.

By:  /s/ Tara Hopkins
   -------------------------------
Name:  Tara Hopkins
Title: Assistant Vice President

CORESTATES BANK, N.A.

By:  /s/ Christopher J. Calabrese
   -------------------------------
Name:  Christopher J. Calabrese
Title: Vice President

MANUFACTURERS AND TRADERS TRUST COMPANY

By:  /s/ C. Gregory Vogelsang
   -------------------------------
Name:  C. Gregory Vogelsang
Title: Banking Officer

FOOTHILL CAPITAL CORPORATION

By:  /s/ Todd W. Colpitts
   -------------------------------
Name:  Todd W. Colpitts
Title: Assistant Vice President

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SANWA BUSINESS CREDIT CORPORATION

By:  /s/ Peter L. Skavla
   -------------------------------
Name:  Peter L. Skavla
Title: Vice President

UNION BANK OF CALIFORNIA

By:  /s/ Martin P. Valencia
   -------------------------------
Name:  Martin P. Valencia
Title: Assistant Vice President